T. Rowe Price Personal Strategy Balanced Fund—I Class

Supplement to Prospectus and Summary Prospectus Dated March 21, 2016

The fee table of the T. Rowe Price Personal Strategy Balanced Fund—I Class on page 1 is revised as follows:

Fees and Expenses of the Fund’s I Class

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.03%

Acquired fund fees and expenses	0.13%

Total annual fund operating expenses	0.70%

Fee waiver/expense reimbursement	(0.13)%[a]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.57%

a T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

The date of this supplement is June 30, 2016.

R209-041-S 6/30/16